EXHIBIT 10.47.1
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AMENDMENT NO. 1
TO
PROMISSORY NOTE AND AGREEMENT
BETWEEN
OAK TECHNOLOGY, INC. AND XEROGRAPHIC LASER IMAGES CORPORATION

	This Amendment to the "Promissory Note and Agreement", dated as of June 16, 1998, is entered by and between Oak Technology Inc., a Delaware corporation ("Oak" herein), as "Lender", and Xerographic Laser Images, a Delaware Corporation ("XLI" herein), as "Borrower", and is made with reference to the following facts and circumstances:

	A)	On March 31, 1998, OAK and XLI entered into an agreement entitled
		"Promissory Note and Agreement" (the "Prior Agreement" herein) pursuant to which XLI could borrow funds from Oak not to exceed a maximum amount of $500,000.00 USD.

	B)	OAK and XLI are desirous of amending the Prior Agreement.

NOW, THEREFORE, in consideration of the promises and convenants hereinafter set forth, the parties agree as follows:

	1)	The maximum amount of funds available to be advanced to XLI by
OAK is increased to $800,000 USD. All other terms and conditions, as set forth in Prior Agreement remains unchanged.

IN WITNESS WHEREOF, the undersigned duly authorized officers of Borrower and Lender have executed this Amendment as of the date set forth above.


						By:    /s/ James L. Salerno
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						Name:  James L. Salerno
    						    ---------------------------------
						Title:  Chief Financial Officer, XLI
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By:   /s/ William L. Siddall
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Name:     William L. Siddall
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Title:  Vice-President, Pixel Magic
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